Dear Shareholders,

Both the optimists and the pessimists can find comfort in the latest batch of economic data. For the optimists, the economy's inflation threatening growth has lost momentum, lessoning one of the biggest concerns in the financial markets. In April, job-creation downshifted measurably, retail sales fell, businesses started with higher inventories, and factories cut production. Wholesale prices fell for the fourth consecutive month, and the consumer price index edged up 0.1 percent keeping it on track to increase by less than 3 percent again this year.

The pessimists look at the same data and put an entirely different spin on things. They contend that the slowdown was inevitable from the first quarter's robust six percent pace. Beneath the surface, growth resurgence will rise with the tight labor market and a jobless rate hovering at a 24 year low. Also supporting their views are climbing wages, and an upbeat household sector as indicated by consumer confidence.

For the time being, the Federal Reserve is siding with the optimists. In the past, this may have provoked a negative reaction in the financial markets, as investors would worry that the Central Bank was relaxing its anti-inflation policy. But Chairman Allan Greenspan and his colleagues have built up formidable inflation-fighting credentials.

During the first half of the year the Fund utilized a partial hedge. Futures contracts in U.S. Treasury Bonds were employed. In the first quarter as interest rates rose this had the effect of minimizing share price erosion. In the second quarter as interest rates retreated share price increases were tempered. The overall effect to the Fund in the first six months was a greater degree of share price stability.

Looking into our crystal ball, we feel that the economy's current slowdown is more likely to be temporary. That prospect increases the odds of a rate hike by the Federal Reserve in the coming months. As such, we remain concerned (and have positioned the portfolio accordingly) that a modest increase in rates may be needed to prevent unbridled growth.

Diversification remains an important strategy for the Fund. Among our purchases during the first half of 1997 were bonds issued by housing authorities, retirement homes, school districts, hospitals and utilities.

Over the remaining half of the year, management intends to maintain the portfolio quality while diversifying throughout the State. Reasonable tax-exempt income and preservation of capital remain as the chief objectives of the Fund.

Sincerely,



Robert E. Walstad                                  Monte Avery
President                                          Chief Portfolio Stragetist


SHAREHOLDER REPORTS REVISED
---------------------------

Your fund's annual report is your best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you. In addition, the cover letter includes commentary from your fund's portfolio manager on what might be expected in the coming months. Specifically, your report now includes:

*   Terms you'd need to know related to your fund
*   A look at your fund's portfolio composition
*   The quality and years to maturity of the fund's underlying investments
*   A look at your fund's average annual total returns

Terms & Definitions
-------------------

Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Duration
     A measurement of a security or a portfolio's price volatility based on maturity, callability and coupon rate. The larger the number, the greater the price change for a given interest rate change.

Lehman Brother's Municipal Bond Index
     An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bonds' credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments
-------------------------------------
[pie chart]
AAA     39.3%
AA      24.4%
A       19.8%
BBB      5.6%
NR      10.9%
(non-rated)

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc. the investment advisor

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
Insured         38.8%
Housing         24.1%
Healthcare      20.4%
Real Estate      8.2%
Financial        5.4%
Electric         1.8%
Other            1.3%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
               Comparison of change in value of a $10,000 investment in the ND Tax Free Fund and the Lehman Brother's Municipal Bond Index

                                 Lehman Brothers's
               w/o CDSC          Municipal Bond Index
               --------------------------------------
1/3/1989       $10,000               $10,000
1989           $10,291               $11,080
1980           $11,109               $11,887
1991           $12,006               $13,331
1992           $12,718               $14,508
1993           $13,529               $16,289
1994           $13,262               $15,448
1995           $14,413               $18,146
1996           $15,367               $18,949
6/30/1997      $15,943               $19,557

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)            $ 9.19
06-30-97 NAV                         $ 9.23
Average Maturity                      20.9 years
Average Duration                       5.8 years
Number of Issues                      88
Total Net Assets                     $91,453

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

         For periods ending June 30, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
6.68%*            4.74%                5.56%

*The 1 year return does not include the effect of the 4% maximum Contingent Deferred Sales Charges. It would have been 2.68% if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments  June 30, 1997   (Unaudited)


Name of Issuer
Percentages represent the market value                           Rating       Coupon                Principal         Market
of each investment category to total net assets (Unaudited)    Moody's/S&P     Rate    Maturity      Amount           Value
-----------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (98.7%)

FINANCIAL  (5.4%)
ND Municipal Bond Bank                                           A1/NR        6.300%   10/01/15    $   530,000    $   570,582
ND Municipal Bond Bank                                           A1/NR        6.250    10/01/14      3,825,000      4,087,395
ND Building Auth. Lease Rev.                                      A/A         5.500    08/15/14        300,000        296,823
                                                                                                                  -----------
                                                                                                                  $ 4,954,800
                                                                                                                  -----------
GENERAL OBLIGATION (0.1%)
Wahpeton PSD #37 G.O.                                             A/NR        6.000%   05/01/16    $   100,000    $   104,113
                                                                                                                  -----------
HEALTH CARE (20.4%)
Bismarck (St. Vincent Nurs. Home) Hlth. Rev.                     NR/NR       8.500%    06/01/09    $   175,000    $   182,826
Bismarck (Marillac Manor II) Ret. Facs. Rev.                     NR/NR       8.625     02/01/10        675,000        712,645
Bismarck (Marillac Manor) Ret. Facs. Rev.                        NR/NR       7.700     02/01/16        250,000        275,570
Burleigh Cty. (St. Vincent Nurs. Home) Rev.                      NR/NR       7.000     06/01/19        500,000        550,100
Burleigh Cty. (Missouri Slope Ctr.) Rev. Ref.                    NR/NR       7.000     11/01/07        500,000        532,215
Burleigh Cty. (Missouri Slope Care Fdn.) Rev. Ref.               NR/NR       7.250     06/01/12        500,000        542,095
Carrington, Catholic Health Corp. (Ctr.) Rev.                    A1/A+       6.250     11/15/15        500,000        533,460
Devils Lake (Lake Region Luth. Home) Rev.                        NR/NR       6.500     10/01/13        250,000        258,907
Devils Lake (Catholic Health Corp.) Rev.                         A1/A+       6.250     11/15/07      1,125,000      1,187,752
Dickinson, Catholic Health Corp. (St. Josephs) Rev.              A1/A+       7.200     06/01/14      1,015,000      1,038,345
Dickinson (BHS L/T Care) Hlth. Care Facs. Rev.                   A1/NR       7.625     02/15/20      1,210,000      1,310,841
Dickinson (BHS L/T Care) Hlth. Care Facs. Rev.                   A1/NR       7.500     02/15/10        600,000        650,034
Dickinson (St. Luke' Hosp.) Cong. Housing                        NR/NR       7.250     05/01/22        500,000        505,295
Fargo (St. Lukes Hosp.) Facs. Ref. Rev.                          NR/A+       6.500     06/01/15      4,000,000      4,274,040
Hazen (Sakakawea Med. Ctr.) Hlth. Care Facs. Rev.                NR/NR       6.750     05/01/16        500,000        519,395
Jamestown (Heritage Center) Cong. Hsg. Rev.                      NR/NR       8.500     09/01/06        200,000        220,270
Lisbon (Parkside Luth. Home) Nurs. Home Rev.                     NR/NR       7.500     06/01/12        500,000        250,000
Ward Cty. (St. Joseph's Hosp.) Rev.                              NR/BBB-     7.500     11/01/15      1,000,000      1,103,240
Ward Cty. (St. Joseph's Hosp.) Rev.                              NR/BBB-     7.250     11/01/06      1,000,000      1,077,820
Ward Cty. (St. Joseph's Hosp.) Rev.                              NR/BBB-     7.250     11/01/06      1,000,000      1,077,820
Ward Cty. (St. Joseph's Hosp.) Rev.                              NR/BBB-     7.500     11/01/15      1,450,000      1,599,698
Ward Cty. (St. Joseph's Hosp.) Rev.                              NR/BBB-     8.875     11/15/24        200,000        216,500
                                                                                                                  -----------
                                                                                                                  $18,618,868
                                                                                                                  -----------
HOUSING (24.1%)
Morton Cty. Hsg. Auth. Multifam. Hsg. Rev.                       NR/NR       6.750%    03/01/21    $   500,000    $   499,880
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       7.375     07/01/17        505,000        520,251
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       7.850     07/01/01        225,000        238,212
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       8.000     07/01/13        260,000        279,568
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       7.900     07/01/10        152,000        163,552
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       8.050     01/01/24        780,000        831,800
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       7.750     07/01/24        715,000        759,301
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       7.250     07/01/10        305,000        324,868
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       7.300     07/01/24      1,190,000      1,260,805
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       7.000     07/01/23      1,015,000      1,084,040
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       6.800     07/01/23      2,955,000      3,101,184
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       6.700     07/01/13        385,000        403,553
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       6.800     07/01/25      1,540,000      1,606,682
North Dakota (HFA) Single Family Mortgage Program                Aa/A+       6.950     07/01/25      1,985,000      2,103,921
North Dakota (HFA) Finance Program                               Aa/NR       6.750     07/01/25      3,210,000      3,384,303
North Dakota (HFA) Finance Program                               Aa/NR       6.300     01/01/15        905,000        926,738
North Dakota (HFA) Finance Program                               Aa/NR       6.250     07/01/15        160,000        162,246
North Dakota (HFA) Home Mortgage Program                         Aa/NR       6.300     07/01/16        500,000        514,570
North Dakota (HFA) Housing Finance Program                       Aa/NR       6.400     01/01/28        300,000        307,755
North Dakota (HFA) Home Mortgage Program                         Aa/NR       6.150     07/01/27        535,000        531,373
North Dakota (HFA) Home Mortgage Program                        Aa3/NR       6.100     07/01/28      2,000,000      1,996,980
North Dakota (HFA) Housing Finance Agcy.                        Aa3/NR       5.850     07/01/28      1,000,000        999,940
                                                                                                                  -----------
                                                                                                                  $22,001,522
POLLUTION CONTROL (1.8%)

Mercer Cty. (Ottertail Power) PCR Ref.                          Aa3/AA-      6.900%    02/01/19     $  500,000    $   553,670
Mercer Cty. (Basin Electric) PCR Rev.                             A/A        7.000     01/01/19        985,000      1,072,635
                                                                                                                  -----------
                                                                                                                  $ 1,626,305
                                                                                                                  -----------
REAL ESTATE (8.2%)
Burleigh Cty. (Univ. of Mary) Facs. Rev.                         NR/NR       5.750%    12/01/11     $ 1,000,000   $   991,560
Burleigh Cty. (Univ. of Mary) Facs. Rev.                         NR/NR       5.875     12/01/15       1,000,000       992,610
Fargo, Park District (Golf Course) Rev.                          NR/NR       7.300     11/01/06         130,000       139,446
Fargo, Park District (Golf Course) Rev.                          NR/NR       7.350     11/01/07         110,000       118,064
Fargo, Park District (Golf Course) Rev.                          NR/NR       7.250     11/01/10         190,000       206,306
Grand Forks Regional Airport Authority Rev.                       A/NR       7.500     10/01/09         225,000       233,820
Grand Forks Regional Airport Authority Rev.                       A/NR       7.500     10/01/10         240,000       249,408
Grand Forks (Cirrus Proj.) Sales Tax Rev.                        A1/NR       5.900     05/01/17         695,000       699,796
Jamestown (College) Facility Rev.                                NR/NR       6.625     10/01/14         800,000       851,168
ND St. Brd. of Hgr. Ed. (MSU) Student Svcs. Ref.                 NR/NR       6.750     08/01/05         755,000       804,966
ND St. Brd. of Hgr. Ed. (MSU) Student Svcs. Ref.                 NR/NR       5.500     08/01/13         400,000       401,260
University of ND (G.F.) Lease Financing COP                       A/A-       7.300     09/01/10       1,425,000     1,539,086
Wahpeton (Town Centre. Sqr.) Multifam. Hsg. Ref.                 NR/NR       8.500     02/01/14         250,000       257,915
                                                                                                                  -----------
                                                                                                                  $ 7,485,405
                                                                                                                  -----------
INSURED/GUARANTEED (38.8%)
*Bismarck (MedCenter One) Ref. & Imp. (BIGI)                    Aaa/AAA      7.500%    05/01/13     $ 1,500,000   $ 1,617,135
Bismarck (St. Alexius Med. Ctr.) Ref. (AMBAC)                   Aaa/AAA      6.900     05/01/06         400,000       437,880
Central Cass Cty., PSD#17 G.O. Sch. Bldg. (MBIA)                Aaa/AAA      6.500     05/01/13         430,000       475,451
Central Cass Cty., PSD#17 G.O. Sch. Bldg. (MBIA)                Aaa/AAA      6.500     05/01/14         460,000       511,115
Fargo (MeritCare Obl. Group) Hlth. System                       Aaa/AAA      5.550     06/01/16         500,000       501,370
Fargo (MeritCare Obl. Group) Hlth. System                       Aaa/AAA      5.375     06/01/27       1,315,000     1,274,196
Grand Forks (United Hosp.) Facs. Rev. (MBIA)                    Aaa/AAA      6.625     12/01/10         830,000       909,589
Grand Forks (United Hosp.) Facs. Rev. (MBIA)                    Aaa/AAA      6.500     12/01/06         750,000       816,630
Grand Forks (United Hosp.) Facs. Rev. (MBIA)                    Aaa/AAA      6.250     12/01/19       1,000,000     1,073,730
*Grand Forks (United Hosp.) Facs. Rev. (MBIA)                   Aaa/AAA      6.450     12/01/23       1,525,000     1,660,222
Grand Forks (Aurora Project) Sales Tax Rev. (MBIA)              Aaa/AAA      5.625     12/15/29       1,500,000     1,501,065
Mercer Cty. (Mont.-Dak. Utilities) PCR (FGIC)                   Aaa/AAA      6.650     06/01/22       7,000,000     7,731,570
Mercer Cty. (NW Public Service) PCR Ref. (MBIA)                 Aaa/AAA      5.850     06/01/23       4,600,000     4,701,384
Mercer Cty. (Basin Electric) PCR (AMBAC)                        Aaa/AAA      6.050     01/01/19       5,425,000     5,684,423
Morton Cty. (Mont.-Dak. Utilities) PCR (FGIC)                   Aaa/AAA      6.650     06/01/22         600,000       662,706
ND (HFA) Multifam. Ref. (FNMA guaranteed)                       Aaa/AAA      6.200     12/01/20         825,000       844,091
ND Building Auth. Ref. Lease Rev. (AMBAC)                       Aaa/AAA      6.000     06/01/10       1,700,000     1,825,715
ND Building Auth. Lease Rev. (CGIC)                             Aaa/AAA      6.000     12/01/13         500,000       531,350
*North Dakota Student Loan Rev. (AMBAC)                         Aaa/AAA      7.750     07/01/02       1,060,000     1,119,381
North Dakota Student Loan Rev. (AMBAC)                          Aaa/AAA      6.300     07/01/12         100,000       103,439
North Dakota Student Loan Rev. (AMBAC)                          Aaa/AAA      6.350     07/01/13         250,000       259,308
North Dakota Student Loan Rev. (AMBAC)                          Aaa/AAA      6.400     07/01/14         400,000       415,164
North Dakota St. Water Commission Rev. (AMBAC)                  Aaa/AAA      5.750     07/01/27         250,000       249,977
University of ND (G.F.) Hsg. & Aux. Rev. (AMBAC)                Aaa/AAA      7.850     04/01/14         340,000       361,563
Valley City, Western Hlth. Care Fac. Rev. (BIGI)                Aaa/AAA      7.625     01/01/19         200,000       209,542
                                                                                                                  -----------
                                                                                                                  $35,477,996
                                                                                                                  -----------

TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $86,734,397)                                                            $90,269,009
                                                                                                                  -----------
SHORT-TERM SECURITIES (0.9%)
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio                                        $   281,060
Federated Intermediate Municipal Trust #78                                                                            531,391
                                                                                                                  -----------
TOTAL SHORT-TERM SECURITIES (COST: 809,918)                                                                       $   821,451
                                                                                                                  -----------
TOTAL INVESTMENTS IN SECURITIES (Cost: $87,544,315)                                                               $91,081,460
OTHER ASSETS LESS LIABILITIES                                                                                         371,373
                                                                                                                  -----------
NET ASSETS                                                                                                        $91,452,833
                                                                                                                  ===========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997 (Unaudited)

Statement of Assets and Liabilities June 30, 1997(Unaudited)
------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$87,544,315)                 $   91,081,460
     Accrued dividends receivable                                                    3,667
     Accrued interest receivable                                                 1,515,446
     Receivable for fund shares sold                                                30,000
     Variation margin on futures                                                   572,031
                                                                            --------------
        Total Assets                                                        $   93,202,604
                                                                            --------------

LIABILITIES
     Bank overdraft                                                         $      131,586
     Dividends payable                                                             380,271
     Accrued expenses                                                              103,527
     Security purchases payable                                                  1,004,875
     Payable for fund shares redeemed                                              129,512
                                                                            --------------
        Total Liabilities                                                   $    1,749,771
                                                                            --------------

NET ASSETS                                                                  $   91,452,833
                                                                            ==============

     Net asset value per share, 9,908,210 shares outstanding                $         9.23
                                                                            ==============

Statement of Operations for the six months ended June 30, 1997(Unaudited)

INVESTMENT INCOME
     Interest                                                               $    2,735,507
     Dividends                                                                      19,132
                                                                            --------------
        Total Investment Income                                             $    2,754,639
                                                                            --------------
EXPENSES
     Investment advisory fees                                               $      274,838
     Distribution fees (12b-1)                                                     227,885
     Custodian fees                                                                  6,919
     Transfer agent fees                                                            49,686
     Accounting service fees                                                        32,824
     Audit and legal fees                                                            7,930
     Directors fees                                                                  3,190
     Insurance                                                                       4,126
     Printing and postage                                                            9,883
     License, fees, and registrations                                                3,155
                                                                            --------------
        Total expenses                                                      $      620,436
     Less expenses waived or absorbed
     by the Fund's manager                                                          26,100
                                                                            --------------
        Total Net Expenses                                                  $      594,336
                                                                            --------------
NET INVESTMENT INCOME                                                       $    2,160,303
                                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
      Net realized gain (loss) from:
      Investment transactions                                               $      (32,354)
      Futures transactions                                                         818,657
      Net change in unrealized appreciation (depreciation) of:
      Investments                                                                  (66,696)
      Futures                                                                      (99,588)
                                                                            --------------
        Net Realized and Unrealized Gain (Loss) On Investments And
        Futures                                                             $      620,019
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $    2,780,322
                                                                            ==============

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997

Statement of Changes in Net Assets
For the six months ended June 30, 1997 and the year ended December 31, 1996
---------------------------------------------------------------------------

                                                                                 For The Six Months          For the Year
                                                                                   Ended June 30,               Ended
                                                                                  1997 (Unaudited)         December 31,1996
                                                                                 ------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                        $     2,160,303           $     4,648,578
    Net realized gain (loss) on investments and futures                                  786,303                 3,142,612
    Net unrealized appreciation (depreciation) on investments and futures               (166,284)               (1,799,734)
                                                                                 -----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations         $     2,780,322           $     5,991,456
                                                                                 -----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income                                         $    (2,160,303)          $    (4,648,578)
    Distributions in excess of net investment income                                    (227,885)                 (303,489)
    Distributions from net realized gain on investment transactions                            0                         0
                                                                                 -----------------------------------------
         Total Dividends and Distributions                                       $    (2,388,188)          $    (4,952,067)
                                                                                 -----------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                 $     2,722,291           $     3,336,320
    Proceeds from reinvested dividends                                                 1,595,488                 3,190,615
    Cost of shares redeemed                                                           (4,888,223)              (10,466,886)
                                                                                 -----------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions                                             $      (570,444)          $    (3,939,951)
                                                                                 -----------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          $      (178,310)          $    (2,900,562)

NET ASSETS, BEGINNING OF PERIOD                                                       91,631,143                94,531,705
                                                                                 -----------------------------------------
NET ASSETS, END OF PERIOD                                                        $    91,452,833           $    91,631,143
                                                                                 =========================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1997 (Unaudited)

Note 1. ORGANIZATION

ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1997, a net capital loss carryforward totaling $4,439,627, which may be used to offset capital gains realized during subsequent years through December 31, 2003.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments
("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. SHARE TRANSACTIONS

As of June 30, 1997, there were 100,000,000 shares of $.001 par authorized; 9,908,210 and 9,970,201 were outstanding at June 30, 1997 and December 31, 1996, respectively.
Transactions in capital shares were as follows:

                                                 Shares
                                 ----------------------------------------
                                 For the Six Months       For The Year
                                       Ended                 Ended
                                   June 30, 1997        December 31, 1996
                                 ----------------------------------------

Shares sold                           295,554                366,454
Shares issued on reinvestment
of dividends                          173,116                349,952
Shares redeemed                      (530,661)            (1,148,695)
                                 ----------------------------------------
Net increase (decrease)               (61,991)              (432,289)
                                 ========================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $274,838 of investment advisory fees for the six months ended June 30, 1997. The Fund has a payable to ND Money Management, Inc. of $45,937 at June 30, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay at the annual rate of 0.85% of the average daily net assets of the Fund to ND Capital, Inc. (Capital), its principal underwriter, for expenses incurred in the distribution of the Fund's shares. Pursuant to the Plan, Capital is entitled to reimbursement each month for its actual expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a dealer sales agreement with Capital. Capital will be reimbursed at a rate not to exceed 0.85% of the average daily net assets of the Fund for the prior month. The Fund has recognized $227,885 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1997. The Fund has a payable to Capital of $38,281 at June 30, 1997 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the six months ended June 30, 1997 commissions earned by Capital totaled $19,438 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $49,686 of transfer agency fees for the six months ended June 30, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $32,824 of accounting service fees for the six months ended June 30, 1997.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $8,170,787 and $5,104,565, respectively, for the six months ended June 30, 1997.

Note 6. INVESTMENT IN SECURITIES

At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $87,544,315, and the net unrealized appreciation of investments based on the cost was $3,537,145, which is comprised of $3,839,671 aggregate gross unrealized appreciation and $302,526 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                               For the Year Ended December 31,
                                                            For the Six
                                                            Months Ended
                                                            June 30, 1997      1996      1995      1994      1993      1992
                                                             (Unaudited)
                                                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  9.19        $  9.09   $  8.83   $  9.52   $  9.49   $  9.47
                                                            ----------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income                                    $   .22        $   .46   $   .47   $   .48   $   .52   $   .59
     Net realized and unrealized gain (loss) on investments
      and futures transactions                                    .06            .13       .28      (.67)      .05       .04
                                                            ----------------------------------------------------------------
         Total Income(Loss) From Investment Operations        $   .28        $   .59   $   .75   $  (.19)  $   .57   $   .63
                                                            ----------------------------------------------------------------
Less Distributions:
     Dividends from net investment income                     $  (.22)       $  (.46)  $  (.47)  $  (.48)  $  (.52)  $  (.59)
     Distributions  in excess of net investment income           (.02)          (.03)     (.02)     (.02)     (.02)     (.02)
                                                            ----------------------------------------------------------------
         Total Distributions                                  $  (.24)       $  (.49)  $  (.49)  $  (.50)  $  (.54)  $  (.61)
                                                            ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  9.23        $  9.19   $  9.09   $  8.83   $  9.52   $  9.49
                                                            ================================================================
Total Return                                                  6.16%(A)(B)    6.62%(A)  8.68%(A) (2.07)%(A) 5.94%(A)  6.62%(A)

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)                 $91,453        $91,631   $94,532   $91,865   $85,042   $61,429
     Ratio of net expenses (after expense assumption) to
      average net assets                                      1.30%(B)(C)    1.13%(C)  1.05%(C)  1.06%(C)  1.01%(C)  0.95%(C)
     Ratio of net investment income to average net assets     4.72%(B)       5.00%     5.20%     5.19%     5.39%     5.91%
     Portfolio turnover rate                                  5.70%         12.92%     8.02%     5.55%    18.59%    17.35%

(A)  Excludes contingent deferred sales charge of 4%.
(B)  Ratio was annualized
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $26,100, $40,861, $3,799, $31,115, $30,707, and $66,030,
     respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.36%, 1.18%, 1.05%, 1.10%, 1.05%, and 1.08%, respectively.